Exhibit 99.2

            Auditors' Report for Certificate Series 1996-C1

                            ARTHUR ANDERSEN, LLP





            GE CAPITAL ASSET MANAGEMENT
            CORPORATION



            REPORT ON COMPLIANCE WITH THE MINIMUM SERVICING
            STANDARDS IDENTIFIED IN THE MORTGAGE BANKERS
            ASSOCIATION OF AMERICA'S UNIFORM SINGLE
            ATTESTATION PROGRAM FOR MORTGAGE BANKERS
            DECEMBER 31, 1996

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                          ARTHUR ANDERSEN, LLP



                  REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS



To GE Capital Asset
 Management Corporation,

We have examined management's accompanying assertion about GE Capital Asset Management Corporation's (GECAM) compliance with the minimum servicing standards identified in the Mortgage Bankers Association of America's Uniform Single Attestation Program for Mortgage Bankers (USAP) as of and for the year ended December 31, 1996 in relation to its servicing of multi-family and commercial mortgage loans. Our examination included testing from the portfolios listed in the attached Exhibit I. Management is responsible for GECAM's compliance with the aforementioned servicing standards. Our responsibility is to express an opinion on management's assertion about the entity's compliance based on our examination.

Our examination was made in accordance with standards established by the American Institute of Certified Public Accountants and, accordingly, included examining, on a test basis, evidence about GECAM's compliance with the aforementioned standards and performing such other procedures as we considered necessary in the circumstances. We believe that our examination provides a reasonable basis for our opinion. Our examination does not provide a legal determination on GECAM's compliance with the aforementioned standards.

In our opinion, management's accompanying assertion that GECAM's servicing of multi-family and commercial mortgage loans complied in all material respects with the aforementioned minimum servicing standards as of and for the year ended December 31, 1996, is fairly stated, in all material respects.

                                                  /S/ Arthur Andersen LLP

Houston, Texas
April 10, 1997

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                                                                  GE Capital
____________________________________________________________________

                               GE Capital Asset Management Corporation
                               A Unit of General Electric Credit Corporation PO Box 671568 Houston, TX 77267
                               363 North Sam Houston Parkway East Suite 1200 Houston, TX 77060
                               281-405-7000

April 10, 1997


Arthur Andersen LLP
711 Louisiana Street, Suite 1300
Houston, Texas 77002

Dear Sirs:

As of and for the year ending December 31, 1996, GE Capital Asset Management Corporation's ("GECAM") servicing of multi-family and commercial mortgage loans has complied in all material respects with the minimum servicing standards set forth in the Mortgage Bankers Association of America's Uniform Single Attestation Program for Mortgage Bankers. GECAM's Fidelity Bond policies provide coverage of up to $150,000,000 as of December 31, 1996. GECAM is also insured for mortgage impairment liability of up to $20,000,000 and excess coverage of up to $130,000,000 as of December 31, 1996. For other errors and omission liabilities GECAM is self-insured for risks of errors and omissions in the performance of its commercial mortgage loan servicing business by General Electric Capital Corporation, its corporate parent.


    /s/ Bethann C. Roberts
______________________________________
Bethann C. Roberts
President and Chief Executive Officer


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                                                                  Exhibit I


                    GE Capital Asset Management Corporation
                  Portfolios Subject to USAP Audit Procedures



                                 Portfolio
                                 ---------

Resolution Trust Corporation Commercial Mortgage Pass-Through Certificates,
                            Series 1992-C4
Resolution Trust Corporation Commercial Mortgage Pass-Through Certificates,
                            Series 1993-C3
Resolution Trust Corporation Commercial Mortgage Pass-Through Certificates,
                            Series 1992-CHF
Resolution Trust Corporation Multifamily Mortgage Pass-Through Certificates,
                            Series 1991-M6
Resolution Trust Corporation Multifamily Mortgage Pass-Through Certificates,
                            Series 1992-M2
 Resolution Trust Corporation Commercial Mortgage Pass-Through Certificates,
                            Series 1992-C5
Resolution Trust Corporation Multifamily Mortgage Pass-Through Certificates,
                            Series 1991-M2
     Multifamily Mortgage Pass-Through Certificates, Series 1995-Ml
 CBA Mortgage Corporation Mortgage Pass-Through Certificates, Series 1993-Cl
    Sawgrass Finance L.L.C. Commercial Mortgage Pass-Through Certificates Bear Stearns Mortgage Securities Inc. Multifamily Mortgage Pass-Through
                       Certificates Series 1993-MF1
 CS First Boston Mortgage Securities Corp. Multifamily Mortgage Pass-Through
                       Certificates Series 1994-Ml
 Commercial Real Estate Securities, L.P. Commercial Mortgage Pass-Through
                       Certificates Series 1994-1
 Structured Asset Securities Corporation Multiclass Pass-Through
                       Certificates, Series 1995-C4
 Merrill Lynch Mortgage Investors, Inc., Mortgage Pass-Through Certificates,
                               Series 1996-C1
      Commercial Mortgage Pass-Through Certificates, Series 1995-MBL1 Lehman-Macherich SCG Funding Limited Commercial Mortgage Pass-Through
                       Certificates, Series 1996-C1
  First Street Investment L.L.C., NB Commercial Mortgage Pass-Through
                       Certificates, Series FS1 (J-Hawk)
     KRT Origination Corp. Commercial Mortgage Pass-Through Certificates Nationsbank Commercial Mortgage Pass-Through Certificates, Series-DMC
                     Penn Mutual Life Insurance Company
Multi-Family Capital Access One, Inc.  Multifamily Mortgage Bonds, Series I
                             (Resource II)
 Commercial Mortgage Corporation of America Commercial Mortgage Pass-Through
                       Certificates Series 1989-8
 Commercial Mortgage Corporation of America Commercial Mortgage Pass-Through
                       Certificates Series 1989-7